Exhibit 99.6

VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON MAY 15, 2007. NEITHER THIS WARRANT NOR THE WARRANT STOCK (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE WARRANT STOCK MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND SUCH LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

THIS WARRANT IS SUBJECT TO THE TERMS OF THE SECURITIES PURCHASE AGREEMENT, DATED AS OF MAY 15, 2002 OF EVEN DATE HEREWITH, BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY, AND ANY TRANSFERS AND TRANSFEREES OF THIS WARRANT AND THE WARRANT STOCK ARE SUBJECT TO THE TERMS AND CONDITIONS OF SUCH AGREEMENT.
--------------------------------------------------------------------------------

                                                          Warrant No.
                                                                     -----------


                              TDT DEVELOPMENT, INC.
              (Incorporated under the laws of the State of Nevada)


                                     WARRANT
                                     -------

            Shares                                                May 16, 2002
-----------

     FOR VALUE  RECEIVED,  TDT  DEVELOPMENT,  INC.,  a Nevada  corporation  (the
"Company"),  hereby  certifies  that (INSERT  NAME OF HOLDER) (the  "Holder") is
 -------                                                             ------
entitled, subject to the provisions of this Warrant, to purchase from the Company up to (INSERT NUMBER)( ) shares of common stock (the "Common Shares"),
                              --                               --------------
par value $.0001 per share ("Common Stock"), of the Company at an exercise price
                             ------------
per Common Share equal to the amount set forth opposite the number of Common Shares subject to such exercise in the Table of Exercise Prices below, during the period commencing May 16, 2002 and expiring at 5:00 P.M., New York City time, on May 15, 2007 (5 years from the date of issuance). For each number of Common Shares the exercise price in the Table of Exercise Prices is the "Exercise Price".
 --------------

     The number of Common Shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Common Shares deliverable upon such exercise, or the entitlement thereto upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock." The Warrants issued on the same date
       -------------
hereof bearing the same terms and conditions as this Warrant shall be collectively referred to as the "Warrants."
                                 --------

     The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

          1.  EXERCISE OF WARRANT

              (a) BY PAYMENT OF CASH. This Warrant may be exercised by its presentation and surrender to the Company at its principal office (or such office or agency of the Company as it may designate in writing to the Holder hereof), commencing on May 16, 2002 and expiring at 5:00 P.M., New York City time, on May 15, 2007 (5 years from the date of issuance), with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check or by wire transfer, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form and in accordance with the Table of Exercise Prices as follows:

--------------------------------------------------------------------------------
                            TABLE OF EXERCISE PRICES
--------------------------------------------------------------------------------
NUMBER OF COMMON SHARES                          EXERCISE PRICE PER COMMON SHARE
--------------------------------------------------------------------------------
One half of all the Common Shares covered        $1.50
by this Warrant
--------------------------------------------------------------------------------
One half of all the Common Shares covered by     $2.25
this Warrant
--------------------------------------------------------------------------------

     The Company agrees that the Holder hereof shall be deemed the record owner of such Common Shares as of the close of business on the date on which this Warrant shall have been presented and payment made for such Common Shares as aforesaid whether or not the Company or its transfer agent is open for business. Certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding 15 days, after the rights represented by this Warrant shall have been so exercised. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares purchasable hereunder as soon as reasonably possible.

              (b) CASHLESS EXERCISE.  In lieu of the payment method set forth in
Section 1(a) above, the Holder may elect to exchange all or some of this Warrant for the Common Shares equal to the value of the amount of this Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 1(b), the Holder shall tender to the Company this Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of this Warrant, and the Company shall issue to the Holder the number of Common Shares computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                        A

        Where:     X =  The number of Common Shares to be issued to the Holder.

                   Y = The number of Common Shares purchasable under the amount of this Warrant being exchanged (as adjusted to the date of such calculation).

                   A =  The Market Price of one Common Share.

                   B = The Exercise Price (as adjusted to the date of such calculation).

     The Warrant exchange shall take place on the date specified in the notice or if the date the notice is received by the Company is later than the date specified in the notice, on the date the notice is received by the Company.

     As used herein in the phrase  "Market Price" at any date shall be deemed to
                                    ------------
be the last reported sale price or the closing price of the Common Stock on any exchange (including the National Association of Securities Dealers Automated Quotation System ("Nasdaq")) on which the Common Stock is listed or the closing
                    ------
price as quoted on the OTC Bulletin Board, whichever is applicable, or, in the case no such reported sale takes place on such day, the average of the last reported sales prices or quotations for the last five trading days, in either case as officially reported or quoted by the principal securities exchange or the OTC Bulletin Board and if the Common Stock is not listed or quoted as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

              (c) "EASY SALE" EXERCISE. In lieu of the payment method set forth in Section 1(a) above, when permitted by law and applicable regulations
(including rules of Nasdaq and National Association of Securities Dealers ("NASD")), the Holder may pay the aggregate Exercise Price (the "Exercise
  ----                                                                  --------
Amount") through a "same day sale" commitment from the Holder (and if applicable
------
a broker-dealer  that is a member of the NASD (an "NASD  Dealer")),  whereby the
                                                   ------------
Holder irrevocably elects to exercise this Warrant and to sell a portion of the shares so purchased to pay the Exercise Amount and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to forward the Exercise Amount directly to the Company.

     2.   COVENANTS BY THE COMPANY

     The Company covenants and agrees as follows:

              (a) RESERVATION OF SHARES. During the period within which the rights represented by this Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of this Warrant, such number of its Common Shares as shall be issuable upon the exercise of this Warrant. If at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose. The Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of this Warrant.

               (b) VALID ISSUANCE, ETC. All Common Shares which may be issued upon exercise of the rights represented by this Warrant included herein will be, upon payment thereof, validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

               (c) TAXES. All original issue taxes payable in respect of the issuance of Common Shares upon the exercise of the rights represented by this Warrant shall be borne by the Company, but in no event shall the Company be responsible or liable for income taxes or transfer taxes upon the issuance or transfer of this Warrant or the Warrant Stock.

               (d) FRACTIONAL SHARES. The Company shall not be required to issue certificates representing fractions of Common Shares. In lieu of any fractional interests, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     3.   EXCHANGE OR ASSIGNMENT OF WARRANT

     This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Common Shares purchasable hereunder. Subject to the provisions of this Warrant and the receipt by the Company of any required representations and agreements, upon surrender of this Warrant to the Company with the Warrant Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. In the event of a partial assignment of this Warrant, the new Warrants issued to the assignee and the Holder shall make reference to the aggregate number of shares of Warrant Stock issuable upon exercise of this Warrant.

     4.   RIGHTS OF THE HOLDER

     The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     5.   ADJUSTMENT OF EXERCISE PRICE

          (a) COMMON STOCK DIVIDENDS; COMMON STOCK SPLITS; RECLASSIFICATION. If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares (or combine the outstanding shares of Common Stock into a smaller number of shares) or (c) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, then (i) the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event and (ii) the number of shares of the Warrant Stock shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event. Any adjustment made pursuant to this Section 5.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or, in the case of a subdivision or re-classification, shall become effective immediately after the effective date thereof.

              (b) RIGHTS; OPTIONS; WARRANTS OR OTHER SECURITIES. If the Company, at any time while this Warrant is outstanding, shall fix a record date for the issuance of rights, options, warrants or other securities to all the holders of its Common Stock entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire shares of Common Stock for no consideration or at a price per share less than the Exercise Price, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock which the aggregate consideration received by the Company would purchase at the Exercise Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance date plus the number of additional shares of Common Stock offered for subscription, purchase, conversion, exchange or acquisition, as the case may be. Such adjustment shall be made whenever such rights, options, warrants or other securities are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or other securities.

              (c) SUBSCRIPTION RIGHTS. If the Company, at any time while this Warrant is outstanding, shall fix a record date for the distribution to holders of its Common Stock, evidence of its indebtedness or assets or rights, options, warrants or other security entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire any security (excluding those referred to in Sections 5(a) and 5(b) above), then in each such case the Exercise Price at which this Warrant shall thereafter be exercisable shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the per-share Market Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith, and the denominator of which shall be the Exercise Price as of such record date; provided, however, that in the event of a distribution exceeding 10% of the net assets of the Company, such fair market value shall be determined by an appraiser selected in good faith by the registered owners of a majority of the Warrant Stock then outstanding; and provided, further, that the Company, after receipt of the determination by such appraiser shall have the right to select in good faith an additional appraiser meeting the same qualifications, in which case the fair market value shall be equal to the average of the determinations by each such appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

              (d) ROUNDING. All calculations under this Section 5 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

               (e) NOTICE OF ADJUSTMENT. Whenever the Exercise Price is adjusted pursuant to this Section 5, the Company shall promptly deliver to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such notice shall be signed by the chairman, president or chief financial officer of the Company.

               (f) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock by the Company.

               (g) CHANGE OF CONTROL; COMPULSORY SHARE EXCHANGE. In case of (A) any Change of Control Transaction (as defined below) or (B) any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (each, an "Event"), thereafter to exercise this Warrant for
                              -----
shares of stock and  other  securities,  cash and  property  receivable  upon or deemed to be held by holders of Common Stock following such Event, and the Holder shall be entitled upon such Event to receive such amount of shares of stock and other securities, cash or property as the shares of the Common Stock of the Company into which this Warrant could have been exercised immediately prior to such Event (without taking into account any limitations or restrictions on the exercisability of this Warrant) would have been entitled; provided, however, that in the case of a transaction specified in (A), above, in which holders of the Company's Common Stock receive cash, the Holder shall have the right to exercise the Warrant for such number of shares of the surviving company equal to the amount of cash into which this Warrant is then exercisable, divided by the fair market value of the shares of the surviving company on the effective date of such Event. The terms of any such Event shall include such terms so as to continue to give to the Holder the right to receive the securities, cash or property set forth in this Section 5(g) upon any exercise or redemption following such Event, and, in the case of an Event specified in (A), above, the successor corporation or other entity (if other than the Company) resulting from such reorganization, merger or consolidation, or the person acquiring the properties and assets, or such other controlling corporation or entity as may be appropriate, shall expressly assume the obligation to deliver the securities or other assets which the Holder is entitled to receive hereunder. The provisions of this Section 5(g) shall similarly apply to successive Events. "Change of
                                                                       ---------
Control  Transaction" means the occurrence of any (i) merger or consolidation of
--------------------
the Company with or into another entity, unless the holders of the Company's securities immediately prior to such transaction or series of transactions continue to hold at least 50% of such securities following such transaction or series of transactions, (ii) a sale, conveyance, lease, transfer or disposition of all or substantially all of the assets of the Company in one or a series of related transactions or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

              (h) ISSUANCES BELOW EXERCISE PRICE. If the Company, at any time while this Warrant is outstanding:

                   (i) issues or sells, or is deemed to have issued or sold, any Common Stock;

                    (ii) in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (other than any Excluded Securities (as defined below)) (such rights, options or warrants being herein called "Options" and such convertible or exchangeable
                                -------
stock or securities being herein called "Convertible Securities"); or
                                         ----------------------

                    (iii)  in  any  manner  issues  or  sells  any   Convertible
Securities;

     for (a) with respect to paragraph (i) above, a price per share, or (b) with respect to paragraphs (ii) or (iii) above, a price per share for which Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is, less than the Exercise Price in effect immediately prior to such issuance or sale, then, immediately after such issuance, sale or grant, the Exercise Price shall be reduced to a price equal to the price per share of the Common Stock sold or the exercise price or conversion price of the Options and Convertible Securities, as applicable. No modification of the issuance terms shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Options or Convertible Securities. The number of Common Shares issuable upon exercise of this Warrant shall be increased to an amount equal to the quotient of (A) the product of (x) the Exercise Price in effect immediately prior to the adjustment multiplied by (y) the number of Common Shares issuable upon exercise of this Warrant immediately prior to the adjustment, divided by (B) the adjusted Exercise Price. If there is a change at any time in (i) the exercise price provided for in any Options, (ii) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then immediately after such change the Exercise Price shall be adjusted to Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

     "Excluded  Securities"  means (i) options to be granted pursuant to a stock
      --------------------
option plan approved by Stanford Venture Capital  Holdings,  Inc.  ("Stanford");
(ii) shares of Common Stock issued upon conversion or exercise of warrants, options or other securities convertible into Common Stock which have been specifically disclosed to Stanford in the Securities Purchase Agreement dated as of even date herewith between the Company and Stanford, or (iii) shares of Common Stock or securities convertible into or exercisable for shares of Common Stock issued or deemed to be issued by the Company in connection with a strategic acquisition by the Company of the assets or business, or division thereof, of another entity which acquisition has been approved by Stanford in writing.

          (i) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under Section 5(h), the following shall be applicable:

               (i) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities listed or quoted on a national securities exchange or national quotation system, in which case the amount of consideration received by the Company will be the arithmetic average of the closing sale price of such security for the five (5) consecutive trading days immediately preceding the date of receipt thereof. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the registered owners of a majority of the Warrant Stock then outstanding. If such parties are unable to reach agreement within 10 days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be --------------- determined within 48 hours of the 10th day following the Valuation Event by an appraiser selected in good faith by the Company and agreed upon in good faith by the registered owners of a majority of the Warrant Stock then outstanding. The determination of such appraiser shall be binding upon all parties absent manifest error.

               (ii) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.001.

               (iii) RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (iv) OTHER EVENTS. If any event occurs that would adversely affect the rights of the Holder of this Warrant but is not expressly provided for by this Section 5 (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Holder; provided, however, that no such adjustment will increase the Exercise Price.

          (j) NOTICE OF CERTAIN EVENTS. If:

               (i)  the  Company   shall   declare  a  dividend  (or  any  other
distribution) on its Common Stock;

               (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock;

               (iii) the Company shall authorize the granting to the holders of all of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights;

               (iv) the approval of any stockholders of the Company shall be required in connection with any capital reorganization, reclassification of the Company's capital stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

               (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

     then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be delivered to the Holder, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (a) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (b) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Nothing herein shall prohibit the Holder from exercising this Warrant during the 30-day period commencing on the date of such notice.

          (k) INCREASE IN EXERCISE PRICE. In no event shall any provision in this Section 5 cause the Exercise Price to be greater than the Exercise Price on the date of issuance of this Warrant, except for a combination of the outstanding shares of Common Stock into a smaller number of shares as referenced in Section 5(a) above.

     6. RESTRICTIONS ON EXERCISE

          (a) INVESTMENT INTENT. Unless, prior to the exercise of the Warrant, the issuance of the Warrant Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Warrant Exercise Form shall be accompanied by a representation of the Holder to the Company to the effect that such shares are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may be required by the Company, unless in the opinion of counsel to the Company such representations or other documentation are not necessary to comply with the Act.

     7. RESTRICTIONS ON TRANSFER

          (a) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. Neither this Warrant nor any Warrant Stock may be sold, assigned, transferred or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this
Section 7 with respect to any resale, assignment, transfer or other disposition of such securities; (2) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale, assignment, transfer or disposition; or (3) to any "affiliate" (as such term is used in Rule 144 promulgated pursuant to the Act) of the Holder.

          (b) LEGEND. Subject to the terms hereof, upon exercise of this Warrant and the issuance of the Warrant Stock, all certificates representing such Warrant Stock shall bear on the face or reverse thereof substantially the following legend:

     "The securities which are represented by this certificate have not been registered under the Securities Act of 1933, and may not be sold, transferred, hypothecated or otherwise disposed of until a registration statement with respect thereto is declared effective under such act, or the Company receives an opinion of counsel for the Company that an exemption from the registration requirements of such act is available."

     8. LOST, STOLEN OR DESTROYED WARRANTS

     In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and provides (a) a letter, in form reasonably satisfactory to the Company, to the effect that it will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.

     9. SUBSEQUENT HOLDERS

     Every Holder hereof, by accepting the same, agrees with any subsequent Holder hereof and with the Company that this Warrant and all rights hereunder are issued and shall be held subject to all of the terms, conditions, limitations and provisions set forth in this Warrant, and further agrees that the Company and its transfer agent, if any, may deem and treat the registered holder of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     10. NOTICES

     Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed the other party at the following address, or at such other addresses as a party may designate by five days advance written notice to the other party hereto.

        COMPANY:                      TDT Development, Inc.
                                      777 Terrace Avenue
                                      Hasbrouck Heights, NJ 07604
                                      Attention:  Christopher J. Carey
                                      Telephone:  (201) 727-1400
                                      Facsimile:  (201) 288-9914

        WITH A COPY TO:               Hale and Dorr, LLP
                                      650 College Road East
                                      Princeton, NJ 08540
                                      Attention:  Raymond P. Thek , Esq.
                                      Telephone:  (609) 750-7648
                                      Facsimile:  (609) 750-7700

        HOLDER:                       Standford Venture Capital Holdings, Inc.
                                      6075 Poplar Avenue
                                      Memphis, TN 38119
                                      Attention: James M. Davis, President
                                      Telephone:  (901) 680-5260
                                      Facsimile:  (901) 680-5265


        WITH A COPY TO:               Stanford Financial Group
                                      5050 Westheimer
                                      Houston, TX 77056
                                      Attention: Mauricio Alvarado, Esq.
                                      Telephone: (713) 964-5145
                                      Facsimile: (713) 964-5245

     11. GOVERNING LAW; JURISDICTION

     This Warrant shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Warrant may be brought against any party in the federal courts of Florida or the state courts of the State of Florida, and each of the parties consents to the jurisdiction of such courts and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.


                        (SIGNATURE ON THE FOLLOWING PAGE)

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                            TDT DEVELOPMENT, INC.


                            By:
                               ----------------------------------------
                            Name:
                                 --------------------------------------
                            Title:
                                  -------------------------------------

                              TDT DEVELOPMENT, INC.

                              WARRANT EXERCISE FORM
                              ----------------------

     The undersigned hereby irrevocably elects (A) to exercise the Warrant dated May 16, 2002 (the "Warrant"), pursuant to the provisions of Section 1(a) of the
                   -------
Warrant, to the extent of purchasing     shares of the common  stock,  par value
                                     ---
$.0001 per share (the "Common Stock"), of TDT Development, Inc. and hereby makes
a payment of $        in payment therefor, or (B) to exercise the Warrant to the
              --------
extent of purchasing     shares of the Common Stock,  pursuant to the provisions
                    -----
of Section 1(b) of the Warrant. In exercising the Warrant, the undersigned hereby confirms that the Common Stock to be issued hereunder is being acquired for investment and not with a view to the distribution thereof. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below.



                                  -------------------------------------
                                   Name of Holder



                                   ------------------------------------
                                   Signature of Holder
                                   or Authorized Representative


                                   ------------------------------------
                                   Signature, if jointly held


                                   ------------------------------------
                                   Name and Title of Authorized
                                   Representative


                                   ------------------------------------
                                   ------------------------------------
                                   Address of Holder


                                   ------------------------------------
                                   Date

                         WARRANT ASSIGNMENT AND JOINDER
                         ------------------------------

     Reference is made to that certain Warrant, dated as of May 16, 2002 (the "Warrant"), to purchase in the aggregate 500,000 shares of the common stock,
 -------
$.0001 par value per share ("Common Stock"), of TDT Development,  Inc., a Nevada
                             ------------
corporation (the "Company"). Capitalized terms not defined herein shall have the
                  -------
meaning given to them in the Securities Purchase Agreement, dated as of May 15, 2002, by and among the Company, Stanford Venture Capital Holdings, Inc., a Delaware corporation ("Stanford"), Stronghold Technologies, Inc., a New Jersey
                       --------
corporation, Pietro Bortolatti and Christopher J. Carey.

     Now therefore,  for value received,             ("Holder"),  hereby  sells,
                                         -----------  -------
assigns and transfers unto                 ("Assignee")  the  right to  purchase
                           --------------    --------
      shares of Common Stock represented by the  Warrant ("Warrant Shares").
------

     By execution and delivery of this Warrant Assignment and Joinder, Assignee, as successor to Holder with respect of the Warrant Shares (i) will be deemed to be a party to the Warrant and the Registration Rights Agreement, incorporated by this reference as though fully set forth herein, (ii) authorizes this Warrant Assignment and Joinder to be attached to the Warrant, and (iii) represents and warrants that Assignee is an Accredited Investor.

     Assignee, as successor to Holder with respect to the Warrant Shares, will have all rights, and shall observe all the obligations, applicable to a "Holder" as set forth in the Warrant, an "Investor" as set forth in the Registration Rights Agreement as though such Assignee had executed the Warrant and the Registration Rights Agreement as an initial Holder or Investor thereunder, and confirms his obligations under the Warrant and the Registration Rights Agreement.

Date:
      ---------------------
COMPANY                                       HOLDER

TDT Development, Inc.


By:                                           By:
   --------------------------                    -----------------------------

Name:                                         Name:
     ------------------------                      ---------------------------

Title:                                        Title:
      -----------------------                       --------------------------

                                              ASSIGNEE



                                              -----------------------------